Capital Leases Payable (Details) - USD ($)	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Capital Leases Payable [Abstract]
Capital lease obligation to a financing company for a term of five (5) years, collateralized by equipment, with interest at 10.0% per annum, with principal and interest due and payable in monthly installments of $383.10	$ 4,732	$ 4,732	$ 6,619
Less current maturities	(4,732)	(3,524)	(3,524)
Capital lease obligation, net of current maturities		1,208	3,095
TOTAL CAPITAL LEASE OBLIGATION	$ 4,732	$ 4,732	$ 6,619